UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04627
Name of Registrant:	Vanguard Convertible Securities Fund
Address of Registrant:	P. O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P. O. Box 876
Valley Forge, PA 19482
Registrant s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 31, 2016 November 30, 2017
Item 1: Reports to Shareholders

Annual Report | November 30, 2017

Vanguard Convertible Securities Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Results of Proxy Voting.	10
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	31
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Convertible Securities Fund offers investors exposure to corporate bonds and preferred stocks that can be exchanged for common stocks at a predetermined price.

• For the 12 months ended November 30, 2017, the Convertible Securities Fund returned 9.89%. The fund trailed both its benchmark and the average return of its peers.

• Limited exposure to highly equity-sensitive technology issues (which lacked downside protection) plus negative returns from selected energy-related holdings early in the period weighed on relative performance.

• About a third of the fund’s assets are in international securities. Broadening the fund’s mandate over the years to include those has enhanced its diversification.

• The advisor remains focused on balanced convertibles with stable to improving credit profiles and underlying equity valuation with potential for appreciation. Issuer and sector allocations (and their weightings versus the benchmark) are a result of a research process focused on credit fundamentals and security valuation.

Total Returns: Fiscal Year Ended November 30, 2017
Total
Returns
Vanguard Convertible Securities Fund	9.89%
Convertibles Composite Index	13.80
Convertible Securities Funds Average	14.29
For a benchmark description, see the Glossary.
Convertible Securities Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended November 30, 2017
Average
Annual Return
Convertible Securities Fund	5.66%
Convertibles Composite Index	6.54
Convertible Securities Funds Average	5.69
For a benchmark description, see the Glossary.
Convertible Securities Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Convertible Securities Fund	0.34%	1.38%

The fund expense ratio shown is from the prospectus dated March 24, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2017, the fund’s expense ratio was 0.35%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Convertible Securities Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

In my more than 30 years at Vanguard, I’ve seen both the best and worst that the markets have to offer.

A bullish start

The first part of my tenure, from 1986 through 1999, coincided with one of the greatest bull markets in stocks and bonds. To be sure, there were disruptions along the way, including the 1987 stock market crash and the 1997 Asian financial crisis. But the overall experience was that of a seemingly tireless bull, with investors earning robust returns.

U.S. stocks climbed an average of about 19% a year during that period, and U.S. bonds rose almost 9%.1

Of course, I paid close attention to such sound investing practices as choosing the right asset allocation, rebalancing in a disciplined fashion, thinking long-term, and—especially important—keeping costs low. But even investors who didn’t focus on these were doing well. It seemed hard to go wrong when everything was going right.

A tough second half

During the second part of my tenure, the markets have been more challenging. We’ve seen two severe corrections: the 2001–2002 dot-com bust and the brutal 2008–2009 Global Financial Crisis.

1 For calendar years 1986 through 1999, as measured by the Standard & Poor’s 500 Index and the Bloomberg Barclays U.S. Aggregate
Bond Index.

Markets have clearly performed well over the years since the crisis, but they’ve done so against a backdrop of heightened uncertainty fueled by postcrisis regulatory changes and unprecedented monetary policy stimulus—not to mention stubbornly low economic growth, wage increases, and inflation.

Those factors are reflected in the far more modest market returns from 2000 through 2016: U.S. stocks gained an average of about 6% a year and U.S. bonds about 5%.2

In this more volatile, lower-return environment, those sound investing practices that may not have mattered to some investors in the earlier period actually mattered an awful lot.

What might the future hold?

No one can say for certain what lies ahead for the markets. However—and I realize this isn’t necessarily what investors want to hear—there are signs pointing to an increasingly challenging environment for both stocks and bonds.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.61%	10.73%	15.69%
Russell 2000 Index (Small-caps)	18.34	11.14	15.02
Russell 3000 Index (Broad U.S. market)	22.27	10.75	15.63
FTSE All-World ex US Index (International)	27.59	6.18	7.46

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	3.21%	2.11%	1.98%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	2.79	2.55
Citigroup Three-Month U.S. Treasury Bill Index	0.77	0.34	0.21

CPI
Consumer Price Index	2.20%	1.46%	1.39%

2 For calendar years 2000 through 2016, as measured by the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

Our economists recently issued Vanguard’s economic and market outlook for 2018. The report is packed with valuable insights about the global economy, inflation, interest rates, monetary policy, stock valuations, and bond yields. (You can read it at vanguard.com/research.)

A key takeaway is that investors should anticipate more “muted”—that’s economist-speak for “lower”—portfolio returns over the next ten years.

Given that outlook, the sound investing practices we’ve long promoted—diversification, rebalancing, discipline, and minimizing of costs—will be even more important for investment success. That’s true whether you’re an individual investor, an institutional investor, or an advisor working with clients.

Expectations for market returns

To develop Vanguard’s outlook, our economists use a proprietary statistical model that looks at a variety of inputs—valuations in particular—to run simulations over extended periods.* The output from the model includes ranges of potential returns from various asset classes and the probabilities of those outcomes.

For global stocks, the model projects that average annual returns over the next ten years could fall anywhere between roughly 0% and more than 10%, with the most likely outcome being 4.5%–6.5%. That range is far from a certainty, but for planning purposes, it’s a solid starting point. And it’s significantly lower than stocks’ long-term historical return of about 10% per year. Largely because of elevated valuations, the projected return range for U.S. stocks over the next ten years is even lower, at 3%–5%.

As for bonds, we expect action by the Federal Reserve and other major central banks to push yields a little higher, especially for shorter-term bonds. That upward movement would weigh on bond prices. Investors, though, would end up earning a little more income, which over time should more than offset any price declines.

The most likely range of average annual returns for global bonds over the next ten years is 2%–3%, according to our model. That’s also significantly lower than the long-term annual historical return of more than 5%.

* IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time. For more information, see the next page.

Being a silent partner isn’t enough

One of our senior investment strategists, Fran Kinniry, likes to say that investing is a partnership between you and the markets. Over the last 30 years, the markets have done much of the work for us. But if our outlook for muted returns is borne out, investors will likely have to do more of the heavy lifting. To stretch the analogy, you’ll need to become the majority partner.

I know that’s easier said than done. But boosting savings—putting an extra percent or two away each year for retirement, or, if you’ve already retired, drawing down savings a little more slowly—is within your control. These sacrifices can help offset slimmer returns and pay off for you in greater long-term financial security.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 14, 2017

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.
The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.
The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s Investment Strategy Group. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the Vanguard Capital
Markets Model is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

Advisor’s Report

The investment strategy of Vanguard Convertible Securities Fund is to create a highly diversified global portfolio of convertible securities. The fund emphasizes investments in convertible bonds with relatively near-term maturities or put dates. We focus on “balanced” convertibles, where the securities have a reasonable yield and stable credit quality, good call protection, and low to moderate conversion premiums. We believe these securities have a favorable balance of upside potential and downside risk. The fund underweights convertible preferred shares, which are riskier but may offer higher returns. We do, however, consider them part of our investable universe and make some use of them.

Importantly, the fund does not invest in common stocks or nonconvertible debt. We do not attempt market-timing and therefore are fully invested, holding only a small amount of cash for potential investments. We believe that a portfolio of attractive, carefully selected convertible securities can produce equity-type returns with lower volatility and lower structural risk over long periods.

The fund returned 9.89% for the 12 months ended November 30, 2017. It under-performed the 13.80% return of its blended benchmark. Although we would expect our more balanced portfolio to lag the broader convertible market during periods of significant equity market appreciation (such as took place during the report period), the degree of underperformance this year was outside our normal expectations. Some of this shortfall can be attributed to our lack of exposure to highly equity-sensitive convertibles, especially in the information technology sector, but our security selection was also disappointing in several sectors, most notably oil-and-gas-related names. We believe the problem was not with our investment approach and philosophy, but with our implementation. We are committed to doing better on behalf of investors. In response, we have enhanced our portfolio management team, identified the risk factors that led to the problems, and taken measures to help prevent them in the future. We are encouraged by the resulting improvement in performance over recent months. While difficult to see within the results for the report period, our returns improved over the second half of the period, a trend that continues into the new year. We are focused intently on providing returns going forward that are aligned with our stated goals, and more importantly with shareholder expectations.

The investment environment

After the U.S. presidential election in November 2016, global equity markets rallied sharply and U.S. Treasury yields increased significantly. Market participants, expecting an expansionary fiscal policy from the Trump administration, discounted faster economic growth and higher inflation.

policies in the United States and Europe, as well as a range of geopolitical uncertainties. Credit spreads continued to compress to multiyear lows, and interest rates and volatility remained historically low. With essentially all market dynamics pointing in a positive direction, the convertible market performed strongly.

Year-to-date, global new issuance totaled $72.1 billion, similar to last year’s pace. The United States and Europe accounted for over 80% of the volume, with the United States issuing $36 billion and Europe $21.8 billion. Issuance in the non-U.S. market was primarily focused on the materials sector, while U.S. issuance was skewed to the information technology and health care sectors, which provide access to the higher-growth segments of the economy. We remain disciplined in our participation in new issues and our search for value.

Our successes

The portfolio’s relative returns benefited from our security selection in the telecommunication services sector. The top individual contributors to the fund’s performance on an absolute basis during the period were convertibles from Micron Technology, Square, and Insulet.

Our shortfalls

Security selection in information technology, health care, and energy detracted most from the fund’s relative performance. Our chief detractors from absolute results for the period were Sanchez Energy, Finisar, and Ensco.

The fund’s positioning

Our process continues to focus on companies in our universe with strong credit fundamentals combined with favorable equity valuations and prospects for appreciation. We then construct a portfolio of balanced convertibles that should capture most of a stock market’s rise, while meaningfully constraining losses when the market declines. Properly executed, this approach should generate equity-type returns with much lower volatility over full market cycles.

We remain fully invested in a highly diversified, well-balanced portfolio of convertible securities. At the end of the period, the fund’s investments were 66.7% in the United States and 33.3% outside the United States. The fund had an attractive current yield of 1.7% and an average credit quality of Ba2/BB. The business operations of almost all the issuers are performing in line with or better than expectations and, importantly, have sound credit fundamentals.

Nonrated convertible bonds have dominated the new-issuance market. We view this trend positively, as we believe our bottom-up, credit-intensive investment style allows us to find value in the nonrated convertibles segment of the market. We continue to favor intermediate-term convertible bonds, as this structure has greater downside protection than the convertible preferred structure.

We remain focused on balanced convertibles with stable to improving credit profiles. Issuer and sector allocations (and their relative over- or underweights versus the benchmark) are a result of our bottom-up, credit-fundamental research process.

Stu Spangler, CFA, Managing Director

Andrew Watts, CFA, Managing Director

Abe Ofer, Managing Director

Jean-Pierre Latrille, Senior Vice President

Petar Raketic, CFA, Senior Vice President

Oaktree Capital Management, L.P.

December 19, 2017

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	75,660,800	3,246,766	95.9%
Emerson U. Fullwood	75,506,137	3,401,429	95.7%
Amy Gutmann	75,426,928	3,480,638	95.6%
JoAnn Heffernan Heisen	75,512,736	3,394,830	95.7%
F. Joseph Loughrey	75,499,550	3,408,016	95.7%
Mark Loughridge	75,554,369	3,353,197	95.8%
Scott C. Malpass	75,406,393	3,501,173	95.6%
F. William McNabb III	75,474,757	3,432,809	95.7%
Deanna Mulligan	75,548,828	3,358,738	95.7%
André F. Perold	74,281,672	4,625,894	94.1%
Sarah Bloom Raskin	75,498,428	3,409,138	95.7%
Peter F. Volanakis	75,531,120	3,376,446	95.7%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Convertible Securities Fund	65,901,838	2,552,176	2,858,271	7,595,282	83.5%

Convertible Securities Fund

Fund Profile
As of November 30, 2017

Portfolio Characteristics
Ticker Symbol	VCVSX
Number of Securities	181
30-Day SEC Yield	1.49%
Conversion Premium	25.6%
Average Weighted	4.3 years
Maturity
Average Coupon	2.0%
Average Duration	3.7 years
Foreign Holdings	33.3%
Turnover Rate	130%
Expense Ratio[1]	0.34%
Short-Term Reserves	5.3%

Distribution by Maturity
(% of fixed income portfolio)
Under 1 Year	1.7%
1 - 5 Years	73.3
5 - 10 Years	22.2
10 - 20 Years	1.3
20 - 30 Years	1.5

Distribution by Credit Quality (% of fixed
income portfolio)
AAA	0.0%
AA	0.0
A	18.1
BBB	11.2
BB	0.4
B	0.2
Below B	0.0
Not Rated	70.1

Credit-quality ratings are obtained from S&P. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of
which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the
Glossary entry for Credit Quality.

Total Fund Volatility Measures
		DJ
	Convertibles	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.91	0.72
Beta	0.93	0.53
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Citrix Systems Inc.	Software	1.6%
ServiceNow Inc.	Software	1.5
IAC FinanceCo Inc.	Media	1.5
Yahoo! Inc.	Internet Software &
	Services	1.4
Extra Space Storage LP	Real Estate
	Investment Trusts	1.4
Crown Castle	Wireless
International Corp.	Telecommunication
	Services	1.3
Cypress Semiconductor	Semiconductors &
Corp.	Semiconductor
	Equipment	1.3
Illumina Inc.	Life Sciences Tools &
	Services	1.3
Colony Starwood	Real Estate
Homes	Investment Trusts	1.3
Becton Dickinson and	Health Care
Co.	Equipment &
	Supplies	1.2
Top Ten		13.8%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated March 24, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2017, the expense ratio was 0.35%.

Convertible Securities Fund

Sector Diversification (% of market exposure)

Consumer Discretionary	10.2%
Consumer Staples	2.4
Energy	3.7
Financials	9.5
Health Care	13.0
Industrials	14.7
Information Technology	29.2
Materials	5.1
Real Estate	6.5
Telecommunication Services	0.8
Utilities	4.9

Convertible Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2007, Through November 30, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Convertible Securities Fund	9.89%	7.30%	5.66%	$17,341
• • • • • • • •	Convertibles Composite Index	13.80	10.19	6.54	18,834
– – – –	Convertible Securities Funds Average	14.29	9.13	5.69	17,389
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	22.29	15.57	8.49	22,579
For a benchmark description, see the Glossary.
Convertible Securities Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Convertible Securities Fund

Fiscal-Year Total Returns (%): November 30, 2007, Through November 30, 2017

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Convertible Securities
Fund	6/17/1986	7.55%	6.95%	3.19%	2.45%	5.64%

Convertible Securities Fund

Financial Statements

Statement of Net Assets
As of November 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
		Maturity		Amount	Value •
	Coupon	Date	Currency	(000)	($000)
Convertible Bonds (82.1%)
Consumer Discretionary (9.5%)
Cie Generale des Etablissements
Michelin Cvt.	0.000%	1/10/22	USD	5,200	5,600
Ctrip.com International Ltd. Cvt.	1.250%	9/15/22	USD	5,279	5,444
1 GoPro Inc. Cvt.	3.500%	4/15/22	USD	1,927	1,963
Iida Group Holdings Co. Ltd. Cvt.	0.000%	6/18/20	JPY	250,000	2,317
KB Home Cvt.	1.375%	2/1/19	USD	6,960	8,448
1 Liberty Media Corp-Liberty Formula
One Cvt.	1.000%	1/30/23	USD	9,694	11,221
Liberty Media Corp. Cvt.	1.375%	10/15/23	USD	4,606	5,422
Live Nation Entertainment Inc. Cvt.	2.500%	5/15/19	USD	10,793	14,665
LVMH Moet Hennessy Louis Vuitton
SE Cvt.	0.000%	2/16/21	USD	24	7,352
1 Marriott Vacations Worldwide Corp. Cvt.	1.500%	9/15/22	USD	4,910	5,416
NHK Spring Co. Ltd. Cvt.	0.000%	9/20/19	USD	4,450	4,906
Priceline Group Inc. Cvt.	0.900%	9/15/21	USD	7,398	8,383
1 Restoration Hardware Holdings
Inc. Cvt.	0.000%	7/15/20	USD	6,005	6,204
SEB SA Regs Cvt.	0.000%	11/17/21	EUR	20	4,784
Sony Corp. Cvt.	0.000%	9/30/22	JPY	934,000	10,353
Sumitomo Forestry Co. Ltd. Cvt.	0.000%	8/24/18	JPY	300,000	2,868
Valeo SA Cvt.	0.000%	6/16/21	USD	6,800	7,545
1 World Wrestling Entertainment Inc. Cvt.	3.375%	12/15/23	USD	7,098	9,156
					122,047
Consumer Staples (2.2%)
Co Economica Delta SA Cvt.	1.000%	12/1/23	EUR	4,700	5,700
Ezaki Glico Co. Ltd. Cvt.	0.000%	1/30/24	JPY	480,000	4,500
Glanbia Co-operative Society Ltd. Cvt.	1.375%	6/9/21	EUR	3,500	4,397
Herbalife Ltd. Cvt.	2.000%	8/15/19	USD	9,252	9,391
Vector Group Ltd. Cvt.	1.750%	4/15/20	USD	4,090	4,688
					28,676
Energy (3.1%)
1 Aegean Marine Petroleum Network
Inc. Cvt.	4.250%	12/15/21	USD	1,285	863
BP Capital Markets plc Cvt.	1.000%	4/28/23	GBP	2,000	3,219
Cheniere Energy Inc. Cvt.	4.250%	3/15/45	USD	5,903	4,110
1 Golar LNG Ltd. Cvt.	2.750%	2/15/22	USD	9,713	9,446

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value •
	Coupon	Date	Currency	(000)	($000)
Green Plains Inc. Cvt.	4.125%	9/1/22	USD	1,530	1,435
Oasis Petroleum Inc. Cvt.	2.625%	9/15/23	USD	5,565	6,351
PDC Energy Inc. Cvt.	1.125%	9/15/21	USD	2,465	2,374
RAG-Stiftung Cvt.	0.000%	3/16/23	EUR	5,200	6,672
Total SA Cvt.	0.500%	12/2/22	USD	5,000	5,212
					39,682
Financials (6.9%)
Apollo Commercial Real Estate
Finance Inc. Cvt.	4.750%	8/23/22	USD	6,800	6,864
Archer Obligations SA Cvt.	0.000%	3/31/23	EUR	5,600	7,132
Blackstone Mortgage Trust Inc. Cvt.	4.375%	5/5/22	USD	6,645	6,745
Encore Capital Group Inc. Cvt.	3.000%	7/1/20	USD	4,999	5,852
1 Extra Space Storage LP Cvt.	3.125%	10/1/35	USD	16,154	17,850
1 EZCORP Inc. Cvt.	2.875%	7/1/24	USD	2,584	3,553
Hannon Armstrong Sustainable
Infrastructure Capital Inc. Cvt.	4.125%	9/1/22	USD	4,930	5,029
2 JPMorgan Chase Bank NA Cvt.	0.000%	7/24/20	HKD	39,000	6,130
1 LendingTree Inc. Cvt.	0.625%	6/1/22	USD	3,340	5,196
Magyar Nemzeti Vagyonkezelo Zrt Cvt.	3.375%	4/2/19	EUR	1,900	2,702
1 MGIC Investment Corp. Cvt.	9.000%	4/1/63	USD	6,633	9,162
1 PRA Group Inc. Cvt.	3.500%	6/1/23	USD	5,890	5,982
Resource Capital Corp. Cvt.	4.500%	8/15/22	USD	3,295	3,200
2 Wells Fargo & Co. Cvt.	0.000%	11/25/20	USD	3,885	4,259
					89,656
Health Care (9.5%)
Allscripts Healthcare Solutions Inc. Cvt.	1.250%	7/1/20	USD	10,105	10,686
ANI Pharmaceuticals Inc. Cvt.	3.000%	12/1/19	USD	3,067	3,663
BioMarin Pharmaceutical Inc. Cvt.	0.750%	10/15/18	USD	3,580	3,808
BioMarin Pharmaceutical Inc. Cvt.	1.500%	10/15/20	USD	3,075	3,552
1 Flexion Therapeutics Inc. Cvt.	3.375%	5/1/24	USD	1,995	2,481
GN Store Nord A/S Cvt.	0.000%	5/31/22	EUR	3,000	3,680
Illumina Inc. Cvt.	0.000%	6/15/19	USD	15,155	16,803
Innoviva Inc. Cvt.	2.125%	1/15/23	USD	6,875	6,544
Insulet Corp. Cvt.	1.250%	9/15/21	USD	4,997	6,671
1 Insulet Corp. Cvt.	1.375%	11/15/24	USD	4,525	4,635
Ionis Pharmaceuticals Inc. Cvt.	1.000%	11/15/21	USD	9,820	10,863
Ironwood Pharmaceuticals Inc. Cvt.	2.250%	6/15/22	USD	3,901	4,935
Jazz Investments I Ltd. Cvt.	1.875%	8/15/21	USD	1,986	2,015
Korian SA Cvt.	2.500%	1/1/66	EUR	57	2,977
1 Neurocrine Biosciences Inc. Cvt.	2.250%	5/15/24	USD	8,070	9,896
NuVasive Inc. Cvt.	2.250%	3/15/21	USD	3,510	4,069
1 Pacira Pharmaceuticals Inc. Cvt.	2.375%	4/1/22	USD	3,105	3,247
QIAGEN NV Cvt.	0.500%	9/13/23	USD	2,800	2,866
Quidel Corp. Cvt.	3.250%	12/15/20	USD	2,719	3,754
1 Sarepta Therapeutics Inc. Cvt.	1.500%	11/15/24	USD	5,765	6,143
1 Sucampo Pharmaceuticals Inc. Cvt.	3.250%	12/15/21	USD	4,005	4,293
1 Teladoc Inc. Cvt.	3.000%	12/15/22	USD	1,245	1,426
Terumo Corp. Cvt.	0.000%	12/4/19	JPY	350,000	4,327
					123,334
Industrials (12.3%)
51job Inc. Cvt.	3.250%	4/15/19	USD	846	1,189
1 Aerojet Rocketdyne Holdings Inc. Cvt.	2.250%	12/15/23	USD	1,930	2,665
1 Air Transport Services Group Inc. Cvt.	1.125%	10/15/24	USD	4,720	4,909

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value •
	Coupon	Date	Currency	(000)	($000)
Airbus Group SE Cvt.	0.000%	6/14/21	EUR	4,500	6,106
Airbus SE Cvt.	0.000%	7/1/22	EUR	6,000	8,159
ANA Holdings Inc. Cvt.	0.000%	9/19/24	JPY	890,000	8,402
Atlas Air Worldwide Holdings Inc. Cvt.	2.250%	6/1/22	USD	1,280	1,448
1 Chart Industries Inc. Cvt.	1.000%	11/15/24	USD	6,640	7,059
China Railway Construction Corp. Ltd. Cvt.	0.000%	1/29/21	USD	3,500	3,741
CRRC Corp. Ltd. Cvt.	0.000%	2/5/21	USD	8,000	8,268
DP World Ltd. Cvt.	1.750%	6/19/24	USD	4,400	4,598
Dycom Industries Inc. Cvt.	0.750%	9/15/21	USD	9,919	12,783
Elis SA Cvt.	0.000%	10/6/23	EUR	3,185	3,987
General Cable Corp. Cvt.	4.500%	11/15/29	USD	4,275	4,133
1 Greenbrier Cos. Inc. Cvt.	2.875%	2/1/24	USD	5,218	6,023
GVM Debentures Lux 1 SA Cvt.	5.750%	2/14/18	EUR	1,100	1,274
Johnson Electric Holdings Ltd. Cvt.	1.000%	4/2/21	USD	3,000	3,379
1 Kaman Corp. Cvt.	3.250%	5/1/24	USD	7,755	8,671
Larsen & Toubro Ltd. Cvt.	0.675%	10/22/19	USD	3,677	3,796
LIXIL Group Corp. Cvt.	0.000%	3/4/22	JPY	870,000	8,179
1 Meritor Inc. Cvt.	3.250%	10/15/37	USD	6,540	6,941
Minebea Mitsumi Inc. Cvt.	0.000%	8/3/22	JPY	580,000	6,479
Mirait Holdings Corp. Cvt.	0.000%	12/30/21	JPY	470,000	4,975
Nagoya Railroad Co. Ltd. Cvt.	0.000%	12/11/24	JPY	690,000	6,707
Navistar International Corp. Cvt.	4.750%	4/15/19	USD	3,425	3,701
Safran SA Cvt.	0.000%	12/31/20	EUR	33	4,115
Shimizu Corp. Cvt.	0.000%	10/16/20	JPY	670,000	6,675
Tutor Perini Corp. Cvt.	2.875%	6/15/21	USD	1,985	2,171
Vinci SA Cvt.	0.375%	2/16/22	USD	4,800	5,362
Zhejiang Expressway Co. Ltd. Cvt.	0.000%	4/21/22	EUR	2,300	2,725
					158,620
Information Technology (26.1%)
Akamai Technologies Inc. Cvt.	0.000%	2/15/19	USD	6,125	6,064
ams AG Cvt.	0.875%	9/28/22	USD	800	953
Blackhawk Network Holdings Inc. Cvt.	1.500%	1/15/22	USD	1,724	1,785
CalAmp Corp. Cvt.	1.625%	5/15/20	USD	4,495	4,793
1 Carbonite Inc. Cvt.	2.500%	4/1/22	USD	3,070	3,659
Citrix Systems Inc. Cvt.	0.500%	4/15/19	USD	15,979	20,543
CSG Systems International Inc. Cvt.	4.250%	3/15/36	USD	3,987	4,391
Cypress Semiconductor Corp. Cvt.	4.500%	1/15/22	USD	12,708	17,164
Electronics For Imaging Inc. Cvt.	0.750%	9/1/19	USD	1,948	1,898
Envestnet Inc. Cvt.	1.750%	12/15/19	USD	5,922	6,174
1 HubSpot Inc. Cvt.	0.250%	6/1/22	USD	10,651	11,643
1 IAC FinanceCo Inc. Cvt.	0.875%	10/1/22	USD	18,425	19,726
1 II-VI Inc. Cvt.	0.250%	9/1/22	USD	9,340	11,190
Indra Sistemas SA Cvt.	1.250%	10/7/23	EUR	6,100	7,769
Inphi Corp. Cvt.	0.750%	9/1/21	USD	1,835	1,903
Inphi Corp. Cvt.	1.125%	12/1/20	USD	745	924
Integrated Device Technology Inc. Cvt.	0.875%	11/15/22	USD	12,182	13,728
1 Lumentum Holdings Inc. Cvt.	0.250%	3/15/24	USD	4,380	5,059
1 Microchip Technology Inc. Cvt.	1.625%	2/15/27	USD	11,890	13,844
Micron Technology Inc. Cvt.	3.000%	11/15/43	USD	6,676	9,901
1 Nice Systems Inc. Cvt.	1.250%	1/15/24	USD	10,640	12,662
1 Nuance Communications Inc. Cvt.	1.250%	4/1/25	USD	1,800	1,759
ON Semiconductor Corp. Cvt.	1.000%	12/1/20	USD	12,070	14,922
1 OSI Systems Inc. Cvt.	1.250%	9/1/22	USD	6,302	6,629
Palo Alto Networks Inc. Cvt.	0.000%	7/1/19	USD	6,880	9,494

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value •
	Coupon	Date	Currency	(000)	($000)
Proofpoint Inc. Cvt.	0.750%	6/15/20	USD	4,257	5,372
1 Rambus Inc. Cvt.	1.375%	2/1/23	USD	5,150	5,211
1 RealPage Inc. Cvt.	1.500%	11/15/22	USD	10,960	13,823
1 ServiceNow Inc. Cvt.	0.000%	6/1/22	USD	17,970	19,879
1 Silicon Laboratories Inc. Cvt.	1.375%	3/1/22	USD	9,990	11,670
1 Square Inc. Cvt.	0.375%	3/1/22	USD	2,145	3,854
STMicroelectronics NV Cvt.	0.250%	7/3/24	USD	5,400	6,742
1 Teradyne Inc. Cvt.	1.250%	12/15/23	USD	2,047	2,844
Ubisoft Entertainment SA Cvt.	0.000%	9/27/21	EUR	72	6,577
Verint Systems Inc. Cvt.	1.500%	6/1/21	USD	5,945	5,860
Viavi Solutions Inc. Cvt.	0.625%	8/15/33	USD	2,025	2,121
1 Weibo Corp. Cvt.	1.250%	11/15/22	USD	10,864	12,113
1 Workday Inc. Cvt.	0.250%	10/1/22	USD	12,180	12,012
Yahoo! Inc. Cvt.	0.000%	12/1/18	USD	13,198	17,875
1 Zillow Group Inc. Cvt.	2.000%	12/1/21	USD	2,475	2,693
					337,223
Materials (4.7%)
Abigrove Ltd. Cvt.	0.000%	2/16/22	USD	7,000	7,402
BASF SE Cvt.	0.925%	3/9/23	USD	5,500	5,684
Cemex SAB de CV Cvt.	3.720%	3/15/20	USD	5,100	5,304
Kansai Paint Co. Ltd. Cvt.	0.000%	6/17/22	JPY	960,000	9,458
Mitsubishi Chemical Holdings Corp. Cvt.	0.000%	3/29/24	JPY	980,000	9,959
Osisko Gold Royalties Ltd. Cvt.	4.000%	12/31/22	CAD	2,949	2,383
1 Pretium Resources Inc. Cvt.	2.250%	3/15/22	USD	5,010	5,113
RTI International Metals Inc. Cvt.	1.625%	10/15/19	USD	5,630	6,189
Sibanye Gold Ltd. Cvt.	1.875%	9/26/23	USD	1,800	1,872
Silver Standard Resources Inc. Cvt.	2.875%	2/1/33	USD	1,981	1,922
Toray Industries Inc. Cvt.	0.000%	8/30/19	JPY	550,000	5,956
					61,242
Real Estate (4.7%)
ADLER Real Estate AG Cvt.	2.500%	7/19/21	EUR	178	3,182
Aroundtown Property Holdings plc Cvt.	1.500%	1/18/21	EUR	7,600	11,140
BUWOG AG Cvt.	0.000%	9/9/21	EUR	3,800	4,702
CapitaLand Ltd. Cvt.	1.950%	10/17/23	SGD	5,000	3,787
1 Colony Starwood Homes Cvt.	3.500%	1/15/22	USD	14,245	16,319
Consus Real Estate AG Cvt.	4.000%	11/29/22	EUR	5,500	6,424
IMMOFINANZ AG Cvt.	2.000%	1/24/24	EUR	3,400	4,568
1 iStar Inc. Cvt.	3.125%	9/15/22	USD	1,010	1,013
Nexity SA Cvt.	0.125%	1/1/23	EUR	7,182	9,418
					60,553
Telecommunication Services (0.7%)
Telenor East Holding II AS Cvt.	0.250%	9/20/19	USD	8,400	9,146

Utilities (2.4%)
China Yangtze Power International BVI
1 Ltd. Cvt.	0.000%	11/9/21	USD	8,298	8,897
Kyushu Electric Power Co. Inc. Cvt.	0.000%	3/31/22	JPY	590,000	5,531
Northland Power Inc. Cvt.	4.750%	6/30/20	CAD	3,633	3,211
Northland Power Inc. Cvt.	5.000%	6/30/19	CAD	1,821	1,583
1 NRG Yield Inc. Cvt.	3.250%	6/1/20	USD	6,588	6,567
Pattern Energy Group Inc. Cvt.	4.000%	7/15/20	USD	4,560	4,660
					30,449
Total Convertible Bonds (Cost $980,477)					1,060,628

Convertible Securities Fund

			Market
			Value•
	Coupon	Shares	($000)
Convertible Preferred Stocks (10.2%)
Energy (0.4%)
WPX Energy Inc. Pfd.	6.250%	82,950	4,713

Financials (1.8%)
American Tower Corp. Pfd.	5.500%	73,020	9,223
AMG Capital Trust II Pfd.	5.150%	56,800	3,603
Wells Fargo & Co. Pfd.	7.500%	8,110	10,857
			23,683
Health Care (2.4%)
Anthem Inc. Pfd.	5.250%	265,450	15,349
Becton Dickinson and Co. Pfd.	6.125%	264,550	16,005
			31,354
Industrials (1.3%)
Rexnord Corp. Pfd.	5.750%	118,496	6,684
Stanley Black & Decker Inc. Pfd.	5.375%	79,572	9,740
			16,424
Information Technology (0.8%)
Belden Inc. Pfd.	6.750%	96,596	10,949

Real Estate (1.4%)
Crown Castle International Corp. Pfd.	6.875%	15,233	17,328

Utilities (2.1%)
Dominion Energy Inc. Pfd.	6.750%	131,500	6,924
Dynegy Inc. Pfd.	7.000%	83,450	6,851
NextEra Energy Inc. Pfd.	6.123%	192,650	10,933
NextEra Energy Inc. Pfd.	6.371%	42,500	2,990
			27,698
Total Convertible Preferred Stocks (Cost $120,284)			132,149
Temporary Cash Investment (5.1%)
Money Market Fund (5.1%)
3 Vanguard Market Liquidity Fund (Cost $66,127)	1.309%	661,200	66,126
Total Investments (97.4%) (Cost $1,166,888)			1,258,903
Other Assets and Liabilities (2.6%)
Other Assets [4]			62,611
Liabilities			(29,347)
			33,264
Net Assets (100%)
Applicable to 94,120,771 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,292,167
Net Asset Value Per Share			$13.73

Convertible Securities Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers (excluding Segregated Securities)	1,192,777
Affiliated Vanguard Funds	66,126
Total Investments in Securities	1,258,903
Investment in Vanguard	83
Receivables for Investment Securities Sold	50,533
Receivables for Accrued Income	4,019
Receivables for Capital Shares Issued	105
Unrealized Appreciation—Forward Currency Contracts	888
Other Assets [4]	6,983
Total Assets	1,321,514
Liabilities
Payables to Investment Advisor	488
Payables for Investment Securities Purchased	23,303
Payables for Capital Shares Redeemed	964
Payables to Vanguard	2,857
Unrealized Depreciation—Forward Currency Contracts	1,709
Other Liabilities	26
Total Liabilities	29,347
Net Assets	1,292,167

At November 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,177,833
Undistributed Net Investment Income	5,418
Accumulated Net Realized Gains	17,730
Unrealized Appreciation (Depreciation)
Investment Securities	92,015
Forward Currency Contracts	(821)
Foreign Currencies	(8)
Net Assets	1,292,167

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2017, the aggregate value of these securities was $353,683,000, representing 27.4% of net assets.
2 Security value determined using significant unobservable inputs.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Cash of $1,116,000 has been segregated as collateral for open forward currency contracts.

Convertible Securities Fund

Derivative Financial Instruments Outstanding as of Period End

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	1/18/18	EUR	11,576	USD	13,650	176
UBS AG	1/18/18	JPY	518,200	USD	4,587	31
UBS AG	1/18/18	SGD	5,404	USD	3,975	34
UBS AG	1/18/18	GBP	1,292	USD	1,710	40
UBS AG	1/18/18	CAD	1,635	USD	1,281	(13)
UBS AG	1/18/18	USD	133,717	EUR	113,218	(1,508)
UBS AG	1/18/18	USD	96,191	JPY	10,750,760	385
UBS AG	1/18/18	USD	8,549	CAD	10,754	207
UBS AG	1/18/18	USD	6,811	SGD	9,230	(35)
UBS AG	1/18/18	USD	5,859	HKD	45,610	15
UBS AG	1/18/18	USD	4,863	GBP	3,680	(123)
UBS AG	1/18/18	USD	2,553	JPY	289,700	(30)
						(821)
CAD—Canadian dollar.
EUR—euro.
GBP—British pound.
HKD—Hong Kong dollar.
JPY—Japanese yen.
SGD—Singapore dollar.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts, except for Hong Kong dollar and Singapore dollar currency contracts, is treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Operations

Year Ended
November30,2017
($000)
Investment Income
Income
Dividends	5,940
Interest[1,2]	28,631
Total Income	34,571
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,842
Performance Adjustment	(2,870)
The Vanguard Group—Note C
Management and Administrative	2,584
Marketing and Distribution	186
Custodian Fees	62
Auditing Fees	44
Shareholders’ Reports and Proxy	86
Trustees’ Fees and Expenses	3
Total Expenses	4,937
Net Investment Income	29,634
Realized Net Gain (Loss)
Investment Securities Sold[1]	58,026
Foreign Currencies and Forward Currency Contracts	614
Realized Net Gain (Loss)	58,640
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	59,036
Foreign Currencies and Forward Currency Contracts	(13,476)
Change in Unrealized Appreciation (Depreciation)	45,560
Net Increase (Decrease) in Net Assets Resulting from Operations	133,834
1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $572,000, ($2,000), and ($1,000), respectively.
2 Interest income is net of foreign withholding taxes of $13,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,634	31,311
Realized Net Gain (Loss)	58,640	(42,651)
Change in Unrealized Appreciation (Depreciation)	45,560	48,310
Net Increase (Decrease) in Net Assets Resulting from Operations	133,834	36,970
Distributions
Net Investment Income	(19,753)	(30,592)
Realized Capital Gain[1]	—	(18,604)
Total Distributions	(19,753)	(49,196)
Capital Share Transactions
Issued	75,249	109,702
Issued in Lieu of Cash Distributions	17,875	44,703
Redeemed	(411,754)	(386,378)
Net Increase (Decrease) from Capital Share Transactions	(318,630)	(231,973)
Total Increase (Decrease)	(204,549)	(244,199)
Net Assets
Beginning of Period	1,496,716	1,740,915
End of Period[2]	1,292,167	1,496,716
1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,418,000 and $1,994,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.67	$12.67	$13.85	$14.64	$12.95
Investment Operations
Net Investment Income	. 277[1]	.259	.251	.287	.333
Net Realized and Unrealized Gain (Loss)
on Investments	.967	.117	(.180)	.313	2.101
Total from Investment Operations	1.244	.376	.071	.600	2.434
Distributions
Dividends from Net Investment Income	(.184)	(. 237)	(. 241)	(. 425)	(. 355)
Distributions from Realized Capital Gains	—	(.139)	(1.010)	(.965)	(.389)
Total Distributions	(.184)	(.376)	(1.251)	(1.390)	(.744)
Net Asset Value, End of Period	$13.73	$12.67	$12.67	$13.85	$14.64

Total Return[2]	9.89%	3.11%	0.55%	4.33%	19.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,292	$1,497	$1,741	$2,001	$2,060
Ratio of Total Expenses to Average Net Assets[3]	0.35%	0.34%	0.38%	0.41%	0.63%
Ratio of Net Investment Income to
Average Net Assets	2.10%	2.04%	1.86%	2.02%	2.41%
Portfolio Turnover Rate	130%	103%	95%	85%	101%
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.20%), (0.21%), (0.17%), (0.15%), and 0.07%.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Notes to Financial Statements

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts

Convertible Securities Fund

contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended November 30, 2017, the fund’s average investment in forward currency contracts represented 21% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Convertible Securities Fund

B. Oaktree Capital Management, L.P., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a composite index weighted 70% ICE BofAML All US Convertibles Index and 30% ICE BofAML Global 300 Convertibles ex-US Index (hedged). For the year ended November 30, 2017, the investment advisory fee represented an effective annual basic rate of 0.34% of the fund’s average net assets before a decrease of $2,870,000 (0.20%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2017, the fund had contributed to Vanguard capital in the amount of $83,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of November 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Convertible Bonds	—	1,050,239	10,389
Convertible Preferred Stocks	—	132,149	—
Temporary Cash Investments	66,126	—	—
Forward Currency Contracts—Assets	—	888	—
Forward Currency Contracts—Liabilities	—	(1,709)	—
Total	66,126	1,181,567	10,389

Convertible Securities Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended November 30, 2017, the fund realized net foreign currency losses of $9,449,000, (including the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Certain of the fund’s convertible bond investments are in securities considered to be “contingent payment debt instruments,” for which any realized gains increase (and all or part of any realized losses decrease) income for tax purposes. During the year ended November 30, 2017, the fund realized net gains of $2,797,000 from the sale of these securities, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $783,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $34,277,000 to offset taxable capital gains realized during the year ended November 30, 2017, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at November 30, 2017, the fund had $8,336,000 of ordinary income and $16,957,000 of long-term capital gains available for distribution.

At November 30, 2017, the cost of investment securities for tax purposes was $1,166,888,000. Net unrealized appreciation of investment securities for tax purposes was $92,015,000, consisting of unrealized gains of $96,226,000 on securities that had risen in value since their purchase and $4,211,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2017, the fund purchased $1,760,004,000 of investment securities and sold $2,161,571,000 of investment securities, other than temporary cash investments.

Convertible Securities Fund

G. Capital shares issued and redeemed were:

	Year Ended November 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	5,714	8,932
Issued in Lieu of Cash Distributions	1,364	3,668
Redeemed	(31,086)	(31,874)
Net Increase (Decrease) in Shares Outstanding	(24,008)	(19,274)

H. Management has determined that no material events or transactions occurred subsequent to November 30, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Convertible Securities Fund

In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Convertible Securities Fund (the “Fund”) as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 16, 2018

Special 2017 tax information (unaudited) for Vanguard Convertible Securities Fund

This information for the fiscal year ended November 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $783,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $1,972,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 12.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Convertible Securities Fund
Periods Ended November 30, 2017

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	9.89%	7.30%	5.66%
Returns After Taxes on Distributions	9.26	5.38	3.67
Returns After Taxes on Distributions and Sale of Fund Shares	5.61	5.09	3.76

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Convertible Securities Fund	5/31/2017	11/30/2017	Period
Based on Actual Fund Return	$1,000.00	$1,098.93	$1.84
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.31	1.78

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Conversion Premium. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond that is convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 ÷ $25 = 20%).

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from S&P. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Market Exposure. A measure that reflects a fund’s security investments excluding any holdings in short-term reserves.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Convertibles Composite Index: CS First Boston Convertible Securities Index through November
30, 2004; Bank of America Merrill Lynch All US Convertibles Index (formerly Bank of America
Merrill Lynch All Convertibles-All Qualities Index) through December 31, 2010; and 70% ICE
BofAML All US Convertibles Index and 30% ICE BofAML Global 300 Convertibles ex-US Index
(hedged) thereafter.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 201 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Christine M. Buchanan

Born 1970. Treasurer Since November 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Global Head of Vanguard Fund Administration at The Vanguard Group; Partner at KPMG LLP (2005–2017).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Finance Director Since November 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Director of Vanguard Marketing Corporation; Treasurer of each of the investment companies served by The Vanguard Group (February 2017–November 2017); Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2017, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q820 012018

Item 2 : Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3 : Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4 : Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2017: $44,000
Fiscal Year Ended November 30, 2016: $43,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2017: $8,424,459
Fiscal Year Ended November 30, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees. Fiscal Year Ended November 30, 2017: $3,194,093 Fiscal Year Ended November 30, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees. Fiscal Year Ended November 30, 2017: $274,313 Fiscal Year Ended November 30, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees. Fiscal Year Ended November 30, 2017: $0 Fiscal Year Ended November 30, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant s independence.

The Registrant s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees. Fiscal Year Ended November 30, 2017: $274,313 Fiscal Year Ended November 30, 2016: $468,275

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant s independence.

Item 5 : Audit Committee of Listed Registrants.

Not Applicable.

Item 6 : Investments.

Not Applicable.

Item 7 : Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8 : Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9 : Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10 : Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11 : Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 : Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not Applicable. Item 13 : Exhibits. (a) Code of Ethics. (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: January 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ MORTIMER J. BUCKLEY *
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER
Date: January 22, 2018
VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 22, 2018

* By: /s/ Anne E. Robinson Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216, Incorporated by Reference.